================================================================================

                         PROGRESSIVE RETURN FUND, INC.









                                  ANNUAL REPORT
                                DECEMBER 31, 2002







================================================================================


CONTENTS


Letter to Shareholders                                                     1

Portfolio Summary                                                          3

Schedule of Investments                                                    4

Statement of Assets and Liabilities                                        8

Statement of Operations                                                    9

Statements of Changes in Net Assets                                        10

Financial Highlights                                                       11

Notes to Financial Statements                                              12

Report of Independent Accountants                                          16

Results of Special Meeting of Stockholders                                 17

Tax Information                                                            17

Additional Information Regarding the Fund's Directors and Officers         18

Description of Dividend Reinvestment & Cash Purchase Plan                  21

Summary of General Information                                             23

Shareholder Information                                                    23

Privacy Policy Notice                                                      24

LETTER TO SHAREHOLDERS


                                                                January 24, 2003


 Dear Fellow Shareholders,

 We are pleased to report the annual results of Progressive Return Fund, Inc. (the "Fund"). As of December 31, 2002 the net assets stood at $23.6 million and the Net Asset Value (NAV) per share was $20.52. The market price ended the year at $18.95 a share, after adjusting for a one-for-four reverse stock split. The share price represents a discount of 7.7% to NAV, an improvement compared to a discount of 9.6% at the beginning of the year, while averaging 9.8% for the year. Distributions to shareholders during the year totaled $11.61 per share, all of which was designated as return-of-capital. The total investment return for a shareholder who reinvested his distributions was (20.3)%, outperforming the Fund's benchmark S&P 500 Index, which returned (22.1)% for the year. The Fund outperformed the previous year as well with an investment return of 4.0% versus (11.9)% for the S&P 500 Index. Cornerstone Advisors, Inc. assumed portfolio management responsibilities for the Fund almost two years ago, and its goal is to add value by continuing to outperform the Fund's benchmark. This will be accomplished by focusing on portfolio performance, minimizing expenses, and taking advantage of the Fund's discount to benefit its shareholders.

 The Fund attempts to enhance its portfolio performance by exploiting temporary and occasional undervaluation in certain securities that represent different parts of a fully diversified U.S. stock portfolio. The magnitude and availability of such opportunities are unpredictable, and therefore their contribution to enhanced portfolio performance may vary considerably from year to year. The strategies of portfolio selection are also enhanced by other techniques that accrue to the benefit of shareholders, including expense control, share buybacks, and large distributions.

 EXPENSE CONTROL

 Over the past year, we have paid special attention to reducing Fund operating expenses substantially. In addition, Cornerstone Advisors, Inc. has extended its voluntary agreement to waive a substantial portion of its management fees to the extent that monthly operating expenses exceed a monthly rate of 0.1%. This effort demonstrates how seriously the investment manager views keeping expenses under control. These efforts create a lower expense ratio than would otherwise be the case, resulting in what we believe to be one of the lowest expense ratios among comparable closed-end funds.

 BUYBACKS AND DISTRIBUTIONS

 The most significant contribution to Fund performance over the last two years has been the result of various actions taken by the Fund's board and management that are designed to exploit the Fund's discount. First, substantial repurchase of shares in the open market has enhanced NAV performance and reduced the supply of shares available for sale, thus changing the demand/supply balance and reducing the discount. Second, this year the board has established a monthly distribution policy with a high fixed payout. These distributions




--------------------------------------------------------------------------------
                                        1

 LETTER TO SHAREHOLDERS (CONCLUDED)


 allow shareholders to receive substantial portions of their investment in cash or to continue their holdings in the Fund's stock by reinvesting in new shares. This policy gives great flexibility to shareholders, while providing general market incentive for discount reduction. Closed-end funds that maintain high payouts regardless of market conditions have shown a history of reducing or eliminating discounts, sometimes causing shares to trade at premiums. Furthermore, the distributions for 2002 are classified as return-of-capital, which defers capital gains taxes until significant profits are realized in future periods.

 ECONOMIC AND MARKET SUMMARY

 Many of the uncertainties that have depressed the financial markets for the past two years are still with us. World crisis in Afghanistan and Iraq have alternated headlines with the progressive uncovering of corporate fraud and greed among some of the largest companies in America, further burdening an already weak economy. Continued consumer spending and an active market for homes, however, provided some encouragement and much needed support.

 Like the U.S., most of the major global indices were down substantially. Some Asian economies turned in relatively strong performance, but even with the Euro's rise to a three year high against the dollar, many investors in Europe still finished behind the weak U.S. financial markets.

 Those seeking safer investments drove short-term Treasury yields down and prices up as they sought a safe haven from the volatility of equity markets. In recent months, the prospect of deflation has replaced inflation as a cause for concern. Short-term interest rates remained low through the year as the Federal Reserve reduced its benchmark rate to 1.25%.

 Most economists see mixed signals with regard to the overall health of the economy, but it is encouraging that we have finally seen a positive quarter after so many negative quarters. Some analysts have seen the beginnings of a foundation for a gradual recovery in the financial markets. However, it is likely that any strong positive turn in the markets will probably be delayed until there is a decisive resolution to the problem in Iraq. In any case, we are confident that our portfolio is well positioned with the strongest companies in our economy, and that our efforts to control expenses and reduce the discount will enhance long-term returns for our shareholders.

 The Fund's board of directors, its officers, and its investment manager are mindful of the trust that the Fund's shareholders have placed in us. We know you have a choice, we appreciate your support, and we look forward to continuing our service to you in the future.

 Sincerely,


/s/ Ralph W. Bradshaw
Ralph W. Bradshaw
Chairman


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
PORTFOLIO SUMMARY - AS OF DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

TOP TEN, BY SECTOR
                                                                     Percent of
              Sector                                                 Net Assets
--------------------------------------------------------------------------------
1.    Financials                                                          17.9
2.    Healthcare                                                          14.6
3.    Consumer Discretionary                                              13.4
4.    Information Technology                                              12.9
5.    Industrials                                                         11.4
6.    Consumer Staples                                                     9.3
7.    Energy                                                               6.1
8.    Telecommunication Services                                           5.9
9.    Closed-end Domestic Funds                                            3.0
10.   Utilities                                                            2.4




TOP TEN HOLDINGS, BY ISSUER
                                                                     Percent of
      Holding                                Sector                  Net Assets
      -------------------------------------------------------------------------
1.    Microsoft Corp.                        Information Technology       3.8
2.    General Electric Co.                   Industrials                  3.0
3.    John Hancock Bank & Thrift             Closed-end
      Opportunity Fund                       Domestic Funds               3.0
4.    Exxon Mobil Corp.                      Energy                       2.9
5.    Wal-Mart Stores, Inc.                  Consumer Discretionary       2.9
6.    Merck & Co. Inc.                       Healthcare                   2.5
7.    Citigroup Inc.                         Financials                   2.5
8.    Pfizer Inc.                            Healthcare                   2.0
9.    Johnson & Johnson                      Healthcare                   1.8
10.   International Business Machines Corp.  Information Technology       1.8


--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                        NO. OF           VALUE
DESCRIPTION                                             SHARES          (NOTE A)
--------------------------------------------------------------------------------
EQUITY SECURITIES - 98.84%

CLOSED-END DOMESTIC FUNDS - 2.96%
John Hancock Bank &
Thrift Opportunity Fund                                  92,600         $698,204
                                                                      ----------
CONSUMER DISCRETIONARY - 13.41%
AOL Time Warner Inc.+                                    14,250          186,675
Best Buy Co., Inc.+                                       1,250           30,188
CarMax, Inc.+                                               313            5,597
Carnival Corp.                                            2,700           67,365
Circuit City Stores, Inc.                                 1,000            7,420
Clear Channel
Communications, Inc.+                                     2,700          100,683
Comcast Corp., Class A+                                   3,655           86,148
Comcast Corp.,
Special Class A+                                          4,100           92,618
Costco Wholesale Corp.+                                   2,500           70,150
CVS Corp.                                                 1,000           24,970
Delphi Corp.                                              2,600           20,930
Dollar General Corp.                                      1,500           17,925
Eastman Kodak Co.                                         1,400           49,056
Federated Department
Stores, Inc.+                                             1,000           28,760
Ford Motor Co.                                            5,800           53,940
Gannett Co., Inc.                                         1,000           71,800
Gap, Inc. (The)                                           2,500           38,800
General Motors Corp.                                      2,600           95,836
Harley-Davidson, Inc.                                     1,400           64,680
Hilton Hotels Corp.                                       1,700           21,607
Home Depot, Inc. (The)                                    7,500          179,700
Kohl's Corp.+                                             1,000           55,950
Limited Brands                                            2,500           34,825
Lowe's Companies, Inc.                                    2,500           93,750
Marriott International, Inc.,
Class A                                                   1,100           36,157
Mattel, Inc.                                              1,500           28,725
May Department
Stores Co. (The)                                          1,400           32,172
McDonald's Corp.                                          4,000           64,320
Monsanto Co.                                                580           11,165


--------------------------------------------------------------------------------
                                                        NO. OF           VALUE
DESCRIPTION                                             SHARES          (NOTE A)
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY (CONTINUED)

NIKE, Inc., Class B                                       1,300         $ 57,811
Omnicom Group Inc.                                        1,600          103,360
Sears, Roebuck & Co.                                      1,600           38,320
Staples, Inc.+                                            1,500           27,450
Starbucks Corp.+                                          1,700           34,646
Target Corp.                                              4,100          123,000
TJX Companies, Inc. (The)                                 2,500           48,800
Toys "R" Us, Inc.+                                        1,000           10,000
Tribune Co.                                               1,000           45,460
Viacom Inc., non-voting
Class B+                                                  5,400          220,104
Wal-Mart Stores, Inc.                                    13,500          681,885
Walt Disney Co. (The)                                     6,500          106,015
                                                                       ---------
                                                                       3,168,763
                                                                       ---------
CONSUMER STAPLES - 9.25%
Anheuser-Busch
Companies, Inc.                                           2,500          121,000
Archer-Daniels-Midland Co.                                3,045           37,758
Campbell Soup Co.                                         2,000           46,940
Coca-Cola Co. (The)                                       6,300          276,066
Coca-Cola Enterprises Inc.                                1,500           32,580
Colgate-Palmolive Co.                                     2,600          136,318
ConAgra Foods, Inc.                                       2,500           62,525
Del Monte Foods Co.+                                        714            5,498
Gillette Co. (The)                                        3,000           91,080
H.J. Heinz Co.                                            1,600           52,592
J.M. Smucker Co. (The)                                       70            2,787
Kimberly-Clark Corp.                                      2,500          118,675
Kroger Co. (The)+                                         1,300           20,085
Pepsi Bottling Group                                      1,000           25,700
PepsiCo, Inc.                                             5,600          236,432
Philip Morris Companies Inc.                              6,900          279,657
Proctor & Gamble Co. (The)                                4,000          343,760
Safeway Inc.+                                             2,500           58,400
Sara Lee Corp.                                            1,300           29,263
Sysco Corp.                                               2,500           74,475
Walgreen Co.                                              4,600          134,274
                                                                       ---------
                                                                       2,185,865
                                                                       ---------




                 See accompanying notes to financial statements.
--------------------------------------------------------------------------------

                                        4



--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                        NO. OF           VALUE
DESCRIPTION                                             SHARES          (NOTE A)
--------------------------------------------------------------------------------
ENERGY - 6.13%
Andarko Petroleum Corp.                                   1,200         $ 57,480
Baker Hughes Inc.                                         1,100           35,409
Burlington Resources Inc.                                 1,000           42,650
CenterPoint Energy, Inc.                                  1,400           11,900
ChevronTexaco Corp.                                       4,325          287,526
ConocoPhillips                                            2,509          121,410
El Paso Corp.                                             2,500           17,400
Exxon Mobil Corp.                                        19,800          691,812
Marathon Oil Corp.                                        1,500           31,935
Reliant Resources, Inc. +                                 1,104            3,533
Schlumberger Ltd.                                         2,600          109,434
Unocal Corp.                                              1,200           36,696
                                                                       ---------
                                                                       1,447,185
                                                                       ---------
FINANCIALS - 17.85%
AFLAC Inc.                                                2,600           78,312
Allstate Corp. (The)                                      3,300          122,067
American Express Co.                                      4,100          144,935
American International
Group, Inc.                                               5,989          346,464
AmSouth Bancorp                                           1,800           34,560
Aon Corp.                                                 1,200           22,668
Bank of America Corp.                                     4,300          299,151
Bank of New York
Co., Inc. (The)                                           3,400           81,464
Bank One Corp.                                            2,800          102,340
Charles Schwab Corp. (The)                                3,500           37,975
Charter One Financial, Inc.                               1,102           31,660
Citigroup Inc.                                           16,500          580,635
Fannie Mae                                                1,500           96,495
Fifth Third Bancorp                                       2,000          117,100
FleetBoston Financial Corp.                               4,100           99,630
Franklin Resources, Inc.                                  1,200           40,896
Freddie Mac                                               3,100          183,055
Goldman Sachs
Group, Inc. (The)                                         1,500          102,150
Hartford Financial Services
Group, Inc. (The)                                         1,000           45,430
Household International, Inc.                             2,500           69,525
John Hancock Financial
Services, Inc.                                            2,500           69,750
J.P. Morgan Chase & Co.                                   6,200          148,800


--------------------------------------------------------------------------------
                                                        NO. OF           VALUE
DESCRIPTION                                             SHARES          (NOTE A)
--------------------------------------------------------------------------------
FINANCIALS (CONTINUED)
Lehman Brothers
Holdings Inc.                                             1,100         $ 58,619
Marsh & McLennan
Companies, Inc.                                           2,600          120,146
MBNA Corp.                                                2,100           39,942
Mellon Financial Corp.                                    2,500           65,275
Merrill Lynch & Co., Inc.                                 3,700          140,415
MetLife, Inc.                                             3,500           94,640
Moody's Corp.                                             1,000           41,290
Morgan Stanley                                            2,500           99,800
Northern Trust Corp.                                      1,000           35,050
Principal Financial Group                                 2,500           75,325
St. Paul Companies, Inc. (The)                            1,000           34,050
Synovus Financial Corp.                                   1,300           25,220
Travelers Property Casualty
Corp., Class A+                                             712           10,431
Travelers Property Casualty
Corp., Class B+                                           1,464           21,448
UnumProvident Corp.                                       1,100           19,294
U.S. Bancorp                                              6,201          131,585
Washington Mutual, Inc.                                   2,800           96,684
Wells Fargo & Co.                                         5,400          253,098
                                                                       ---------
                                                                       4,217,374
                                                                       ---------
HEALTHCARE - 14.58%
Abbott Laboratories                                       5,000          200,000
Advanced Medical Optics, Inc.+                              222            2,657
Allergan, Inc.                                            1,000           57,620
Amgen Inc.+                                               4,300          207,862
Baxter International Inc.                                 2,800           78,400
Becton, Dickinson & Co.                                   1,200           36,828
Boston Scientific Corp.+                                  1,500           63,780
Bristol-Myers Squibb Co.                                  6,400          148,160
Cardinal Health, Inc.                                     1,950          115,421
Eli Lilly & Co.                                           2,800          177,800
Guidant Corp.+                                            1,400           43,190
HCA Inc.                                                  1,500           62,250
Healthsouth Corp.+                                        1,800            7,560
Johnson & Johnson                                         8,000          429,680
McKesson Corp.                                            1,300           35,139
MedImmune, Inc+                                           1,000           27,170
Medtronic, Inc.                                           4,000          182,400


See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       5




--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                        NO. OF           VALUE
DESCRIPTION                                             SHARES          (NOTE A)
--------------------------------------------------------------------------------


HEALTHCARE (CONTINUED)
Merck & Co. Inc.                                         10,500         $594,405
Pfizer Inc.                                              15,100          461,607
Pharmacia Corp.                                           3,400          142,120
Schering-Plough Corp.                                     4,200           93,240
Tenet Healthcare Corp.+                                   2,250           36,900
UnitedHealth Group Inc.                                   1,000           83,500
Wyeth                                                     4,200          157,080
                                                                       ---------
                                                                       3,444,769
                                                                       ---------
INDUSTRIALS - 11.44%
3M Co.                                                    1,200          147,960
Automatic Data Processing, Inc.                           2,900          113,825
Boeing Co. (The)                                          2,600           85,774
Burlington Northern
Sante Fe Corp.                                            1,900           49,419
Caterpillar Inc.                                          1,600           73,152
Cendant Corp.+                                            3,300           34,584
Concord EFS, Inc.+                                        2,500           39,350
CSX Corp.                                                 1,000           28,310
Emerson Electric Co.                                      2,000          101,700
FedEx Corp.                                               1,000           54,220
General Dynamics Corp.                                      600           47,622
General Electric Co.                                     28,700          698,845
Honeywell International Inc.                              3,600           86,400
IMS Health Inc.                                           1,400           22,400
Illinois Tools Works Inc.                                 1,400           90,804
Imagistics International, Inc.+                              88            1,760
Ingersoll-Rand Co., Class A                               1,000           43,060
Lockheed Martin Corp.                                     2,500          144,375
Masco Corp.                                               2,500           52,625
Paychex, Inc.                                             1,700           47,430
Pitney Bowes Inc.                                         1,100           35,926
Raytheon Co.                                              1,600           49,200
Southwest Airlines Co.                                    3,750           52,125
Tyco International Ltd.                                   6,397          109,261
Union Pacific Corp.                                       1,000           59,870
United Parcel Service, Inc.,
Class B                                                   3,500          220,780
United Technologies Corp.                                 2,500          154,850
Waste Management, Inc.                                    2,500           57,300
                                                                       ---------
                                                                       2,702,927
                                                                       ---------


--------------------------------------------------------------------------------
                                                        NO. OF           VALUE
DESCRIPTION                                             SHARES          (NOTE A)
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY - 12.86%
Adobe Systems Inc.                                        1,100         $ 27,401
Agere Systems Inc., Class A+                                125              180
Agere Systems Inc., Class B+                              3,068            4,295
Agilent Technologies, Inc.,+                              1,500           26,940
Altera Corp.+                                             1,900           23,446
Analog Devices, Inc.+                                     1,700           40,579
Apple Computer, Inc.+                                     1,500           21,495
Applied Materials, Inc.+                                  4,900           63,847
Computer Associates
International, Inc.                                       2,700           36,450
Dell Computer Corp.+                                      7,200          192,528
Electronic Arts Inc.+                                     1,000           49,770
Electronic Data Systems Corp.                             2,500           46,075
EMC Corp.+                                                7,000           42,980
Hewlett-Packard Co.                                       8,100          140,616
Intel Corp.                                              21,600          336,312
International Business
Machines Corp.                                            5,500          426,250
Linear Technology Corp.                                   1,500           38,580
LSI Logic Corp.+                                          1,500            8,655
Maxim Intergrated Products, Inc.                          1,300           42,952
Micron Technology, Inc.+                                  2,600           25,324
Microsoft Corp.+                                         17,300          894,410
Motorola, Inc.                                            7,100           61,415
NVIDIA Corp.+                                             1,000           11,510
Oracle Corp.+                                            17,800          192,240
QUALCOMM Inc.+                                            1,500           54,585
Skyworks Solutions, Inc.+                                   386            3,327
Solectron Corp.+                                          3,700           13,135
SunGard Data Systems Inc.+                                2,500           58,900
Sun Microsystems, Inc.+                                  10,000           31,100
Texas Instruments Inc.                                    5,400           81,054
Yahoo! Inc.+                                              2,500           40,875
                                                                       ---------
                                                                       3,037,226
                                                                       ---------
MATERIALS - 2.12%
Alcoa Inc.                                                4,200           95,676
Dow Chemical Co. (The)                                    2,700           80,190
E.I. du Pont de Nemours & Co.                             3,300          139,920
Georgia-Pacific Corp.                                     1,000           16,160
International Paper Co.                                   2,500           87,425
Rohm & Haas Co.                                           1,000           32,480
Weyerhaeuser Co.                                          1,000           49,210
                                                                       ---------
                                                                         501,061
                                                                       ---------





                See accompanying notes for financial statements.
--------------------------------------------------------------------------------
                                       6





--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                        NO. OF           VALUE
DESCRIPTION                                             SHARES          (NOTE A)
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES - 5.86%
ALLTEL Corp.                                              1,500         $ 76,500
AT&T Corp.                                                2,260           59,009
AT&T Wireless Services Inc.+                              8,534           48,217
BellSouth Corp.                                           6,000          155,220
Cisco Systems, Inc.+                                     23,500          307,850
Lucent Technologies Inc.+                                11,600           14,616
Nextel Communications, Inc.,
Class A+                                                  2,600           30,030
SBC Communications Inc.                                  10,700          290,077
Sprint Corp. (FON Group)                                  4,000           57,920
Sprint Corp. (PCS Group)+                                 1,800            7,884
Verizon Communications Inc.                               8,700          337,125
                                                                       ---------
                                                                       1,384,448
                                                                       ---------
UTILITIES - 2.38%
American Electric Power
Company, Inc.                                             1,500           40,995
Dominion Resources, Inc.                                  1,100           60,390
Duke Energy Corp.                                         2,500           48,850
Edison International+                                     1,500           17,775
Exelon Corp.                                              1,500           79,155
FPL Group, Inc.                                           1,000           60,130
NiSource Inc.                                             1,000           20,000
PG&E Corp.+                                               1,800           25,020
Progress Energy, Inc.                                     1,000           43,350
Public Service Enterprises
Group Inc.                                                1,000           32,100
Sempra Energy                                             1,000           23,650
Southern Co. (The)                                        2,500           70,975
TXU Corp.                                                 1,200           22,416
Xcel Energy, Inc.                                         1,600           17,600
                                                                       ---------
                                                                         562,406
                                                                       ---------



TOTAL EQUITY SECURITIES - 98.84%
(cost - $32,456,792)                                                  23,350,228
                                                                       ---------
--------------------------------------------------------------------------------
                                                       PRINCIPAL        VALUE
DESCRIPTION                                             AMOUNT         (NOTE A)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 1.74%
REPURCHASE AGREEMENT - 1.74%
Bear, Stearns & Co. Inc.
(Agreement dated 12/31/02
to be repurchased at
$411,204), 1.10%, 01/02/03
(cost - $411,179) (Note F)                             $411           $ 411,179
TOTAL INVESTMENTS - 100.58%                                          ----------
(cost - $32,867,971) (Notes A,C)                                     23,761,407
                                                                     ----------

LIABILITIES IN EXCESS OF
OTHER ASSETS - (0.58)%                                                 (136,565)
                                                                     ----------
NET ASSETS - 100.00%                                                $23,624,842
                                                                    ===========

+ Non-income producing security.







                See accompanying notes to financial statemetns.
--------------------------------------------------------------------------------
                                       7


--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 2002
--------------------------------------------------------------------------------


ASSETS
Investments, at value      (Cost $32,867,971) (Notes A, G)                $  23,761,407
Cash collateral received for securities loaned (Note E)                          86,887
Receivables:
Investments sold                                                                 51,325
Dividends                                                                        37,967
Interest                                                                            320
Prepaid expenses                                                                  7,351
                                                                           ------------
Total Assets                                                                 23,945,257
                                                                           ------------

LIABILITIES
Payables:
Upon return of securities loaned (Note E)                                        86,887
Investments purchased                                                            79,218
Capital stock repurchased                                                        58,541
Investment management fee (Note B)                                               17,829
Other accrued expenses                                                           77,940
                                                                           ------------
Total Liabilities                                                               320,415
                                                                           ------------
NET ASSETS (applicable to 1,151,324 shares of common stock outstanding)    $ 23,624,842
                                                                           ============

NET ASSET VALUE PER SHARE ($23,624,842 / 1,151,324)                        $      20.52
                                                                           ============

NET ASSETS CONSISTS OF
Capital stock, $0.001 par value; 1,151,324 shares issued and outstanding
(100,000,000 shares authorized)                                            $      1,151
Paid-in capital                                                              46,048,658
Cost of 9,093 shares repurchased                                               (172,403)
Accumulated net realized loss on investments                                (13,146,000)
Net unrealized depreciation in value of investments                          (9,106,564)
                                                                           ------------
Net assets applicable to shares outstanding                                $ 23,624,842
                                                                           ============






                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------


INVESTMENT LOSS
Income (Note A):
Dividends                                                       $   489,213
Interest                                                             18,963
Less: Foreign taxes withheld                                         (1,477)
                                                                -----------
Total Investment Income                                             506,699
                                                                -----------

Expenses:
Investment management fees (Note B)                                 301,557
Legal and audit fees (Note B)                                        78,435
Merger fees                                                          77,513
Directors' fees                                                      53,601
Administration fees                                                  50,000
Accounting fees                                                      29,828
Printing                                                             28,502
Transfer agent fees                                                  24,665
NYSE listing fees                                                    23,750
Insurance                                                             9,519
Custodian fees                                                        8,369
Other                                                                12,548
                                                                -----------
Total Expenses                                                      698,287
Less: Management fee waivers (Note B)                               (97,990)
Less: Fees paid indirectly (Note B)                                 (28,805)
                                                                -----------
Net Expenses                                                        571,492
                                                                -----------
Net Investment Loss                                                 (64,793)
                                                                -----------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss from investments                                 (974,824)
Net change in unrealized depreciation in value of investments    (7,187,168)
                                                                -----------
Net realized and unrealized loss on investments                  (8,161,992)
                                                                -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $(8,226,785)
                                                                ===========




                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                        9





--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------



                                                                       FOR THE YEARS
                                                                     ENDED DECEMBER 31,
                                                                    ------------------
                                                                   2002               2001
                                                                   ----               ----
DECREASE IN NET ASSETS
Operations:
Net in vestment in come/(loss)                                $    (64,793)   $      7,386
Net realized loss on in vestments                                 (974,824)     (4,384,728)
Net change in unrealized depreciation in value of
investments                                                     (7,187,168)     (2,439,912)
                                                              ------------    ------------

Net decrease in net assets resulting from operations            (8,226,785)     (6,817,254)
                                                              ------------    ------------

Distributions to shareholders (Note A, G):
Return-of-capital                                              (12,692,520)     (4,228,516)
                                                              ------------    ------------
Capital stock transactions* (N ote D):

Proceeds from 59,181 shares issued from treasury in
reinvestment of distributions                                    1,815,669            --

Proceeds from 52,350 shares newly issued in reinvestment of
distributions                                                    1,216,519            --

Cash paid in-lieu of an aggregate of 36 fractional shares           (1,000)           --

Cost of 17,300 and 50,975 shares repurchased, respectively        (334,483)     (1,947,040)
                                                              ------------    ------------

Net increase/(decrease) in net assets resulting from
capital stock transactions                                       2,696,705      (1,947,040)
                                                              ------------    ------------

Total decrease in net assets                                   (18,222,600)    (12,992,810)
                                                              ------------    ------------

NET ASSETS
Beginning of year                                               41,847,442      54,840,252
                                                              ------------    ------------

End of year                                                   $ 23,624,842    $ 41,847,442
                                                              ============    ============

* Shares are adjusted for the one-for-four reverse stock split that was effective May 6, 2002.

                 See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
FINANCIAL HIGHLIGHTS(ss).
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.


                                                                         FOR THE YEARS ENDED DECEMBER 31,

                                    2002       2001        2000         1999        1998        1997          1996        1995
PER SHARE OPERATING
PERFORMANCE
Net asset value,
  beginning of year              $ 39.60     $ 49.48     $  61.84     $ 73.24     $  77.80    $  69.72      $ 53.16     $  57.32
Net investment income/
  (loss)                           (0.06)#       -#*        (0.04)#      0.36#        0.48        0.20         0.44         0.68
Net realized and
  unrealized
  gain/(loss)
  on investments
  and foreign currency
  related translations,
  if any                           (7.22)      (6.20)      (12.68)      (3.60)       17.80       24.48        16.44        (4.12)
Net increase/(decrease)
  in net assets
  resulting from
  operations                       (7.28)      (6.20)      (12.72)      (3.24)       18.28       24.68        16.88        (3.44)

Dividends and distributions to
  shareholders:
Net investment income               --          --            --*       (0.32)       (0.28)      (0.04)       (0.32)       (0.60)
Net realized gain on
  investments and
  foreign currency
  related transactions              --          --          (1.04)      (8.32)      (22.48)     (16.52)        --          (0.12)
Return of capital                 (11.61)      (4.00)       --           --           --          --           --           --
Total dividends and
  distributions to
  shareholders                    (11.61)      (4.00)       (1.04)      (8.64)      (22.76)     (16.56)       (0.32)       (0.72)

Capital stock transactions;
Anti-dilutive effect
  due to capital
  stock repurchased                 0.04        0.32         1.40        0.48       --           --           --           --
Dilutive effect due to
  shares issued
  in reinvestment
  of dividends and
  distributions                    (0.23)       --             --        --          (0.08)      (0.04)      --            --
Total capital stock
  transactions                     (0.19)       0.32         1.40        0.48        (0.08)      (0.04)      --            --
Net asset value, end of year     $ 20.52     $ 39.60     $  49.48     $ 61.84     $  73.24    $  77.80      $ 69.72     $  53.16
Market value, end of year        $ 18.950    $35.800     $ 38.000     $52.252     $ 62.500    $ 63.252      $55.000      $ 44.500
Total investment return (a)        (20.28)%     4.04%      (27.27)%     (1.84)%      32.56%      43.21%       24.28%     (18.65)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
  (000 omitted)                  $ 23,625    $ 41,847     54,840     $ 78,609      $98,084     $103,444    $ 92,399      $70,431
Ratio of expenses to
  average net assets,
  net of fee waivers,
  if any                             1.90%(b)   1.63%(b)     2.46%       2.10%        1.50%       1.56%        1.62%        1.58%
Ratio of expenses to
  average net assets,
  excluding fee waivers,
  if any                             2.31%(c)   1.73%(c)     2.65%       2.28%        1.66%       1.73%        1.81%        1.76%
Ratio of expenses to
  average net assets,
  net of fee waivers
  but excluding fees
  paid indirectly, if any            1.99%      1.72%         --          --          --         --           --           --
Ratio of net investment
  income/(loss) to
  average net assets                (0.21)%     0.02%       (0.06)%      0.59%        0.51%       0.23%        0.75%        1.18%
Portfolio turnover rate             29.91%     36.17%       38.13%      39.60%       48.52%      72.25%       35.94%       35.73%



                                     1994      1993
PER SHARE OPERATING
PERFORMANCE
Net asset value,
  beginning of year              $  50.08    $ 35.60
Net investment income/
  (loss)                             0.24       0.28
Net realized and
  unrealized
  gain/(loss)
  on investments
  and foreign currency
  related translations,
  if any                             7.24      14.20
Net increase/(decrease)
  in net assets
  resulting from
  operations                         7.48      14.48

Dividends and distributions to
  shareholders:
Net investment income               (0.24)      --
Net realized gain on
  investments and
  foreign currency
  related transactions                --        --
Return of capital                     --        --
Total dividends and
  distributions to
  shareholders                      (0.24)      --

Capital stock transactions;
Anti-dilutive effect
  due to capital
  stock repurchased                   --        --
Dilutive effect due to
  shares issued
  in reinvestment
  of dividends and
  distributions                       --        --
Total capital stock
  transactions                        --        --
Net asset value, end of year     $  57.32    $ 50.08
Market value, end of year        $ 55.500     $56.500
Total investment return (a)        (1.35)%     76.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
  (000 omitted)                  $ 75,908    $66,351
Ratio of expenses to
  average net assets,
  net of fee waivers,
  if any                             1.41%      1.97%
Ratio of expenses to
  average net assets,
  excluding fee waivers,
  if any                             1.59%      2.00%
Ratio of expenses to
  average net assets,
  net of fee waivers
  but excluding fees
  paid indirectly, if any            --          --
Ratio of net investment
  income/(loss) to
  average net assets                 0.43%      0.66%
Portfolio turnover rate             15.47%     24.47%




ss Per share amounts prior to May 6, 2002 have been restated to reflect a one-for-four reverse stock split.
#    Based on average shares outstanding.
*    Amount is less than $0.01 per share.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(b)  Expenses are net of fees paid indirectly.
(c) Expenses exclude fees paid indirectly. See accompanying notes to financial statements.

--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

Progressive Return Fund, Inc. (the "Fund") was incorporated in Maryland on August 11, 1989 and commenced investment operations on November 9, 1989. Its investment objective is to seek total return, consisting of capital appreciation and current income through investing substantially all of its assets in equity securities of U.S. and non-U.S. companies and U.S. dollar denominated debt securities. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The following is a summary of significant accounting policies consistently followed by the Fund:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities shall be valued at the closing price on the exchange or market on which the security is primarily traded ("Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there are no such sale prices, the value shall be the most recent bid, and if there is no bid, the security shall be valued at the most recent asked. If no pricing service is available and there are more than two dealers, the value shall be the mean of the highest bid and lowest ask. If there is only one dealer, then the value shall be the mean if bid and ask are available, otherwise the value shall be the bid. All other securities and assets are valued as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At December 31, 2002, the Fund held no securities valued in good faith by the Board of Directors. The net asset value per share of the Fund is calculated weekly and on the last business day of the month with the exception of those days on which the New York Stock Exchange is closed.

REPURCHASE AGREEMENTS: The Fund has agreed to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers, which Cornerstone Advisors, Inc. (the Fund's "Manager" or "Cornerstone") considers creditworthy. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. Cornerstone monitors daily, the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.


INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification PROGRESSIVE RETURN FUND, INC.

--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED) method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

DISTRIBUTIONS OF INCOME AND GAINS: Effective June 25, 2002, the Fund initiated a fixed, monthly distribution to shareholders. To the extent that these distributions exceed the current earnings of the Fund, the balance will be generated from sales of portfolio securities held by the Fund, which will either be short-term or long-term capital gains or a tax-free return-of-capital. Prior thereto, h t e Fund distributed at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized lo ng-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

NOTE B. AGREEMENTS

Cornerstone serves as the Fund's investment manager with respect to all investments. As compensation for its investment management services, Cornerstone receives from the Fund an annual fee, calculated weekly and paid monthly, equal to 1.00% of the Fund's average weekly net assets. Effective July 1, 2002, Cornerstone has voluntarily agreed to waive its management fees to the Fund to the extent monthly operating expenses exceed 0.10% of average net assets calculated monthly. Such undertaking continued through the end of 2002 and Cornerstone has voluntarily agreed to continue the undertaking until December 2003. For the year ended December 31, 2002, Cornerstone earned $301,557, for investment management services of which it waived $97,990.

Included in the Statement of Operations, under the caption FEES PAID INDIRECTLY, are expense offsets of $28,805 arising from credits earned on portfolio transactions executed with a broker, pursuant to a directed brokerage arrangement.

The Fund paid or accrued approximately $87,000, of which $25,000 was attributable to merger expense, for the year ended December 31, 2002 for legal services to Spitzer & Feldman P.C., counsel to the Fund. Mr. Westle, a partner of the firm, serves as secretary of the Fund.

At December 31, 2002, pursuant to regulatory filings, a single shareholder and his affiliates owned approximately 60% of the outstanding shares of the Fund based on a Schedule 13G/A filing with the Securities and Exchange Commission filed on February 7, 2003.

--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

For the year ended December 31, 2002, purchases and sales of securities, other than short-term investments, were $9,051,526 and $23,034,757, respectively.

NOTE D. SHARE REPURCHASE PROGRAM

On October 21, 1998, the Fund announced that its Board of Directors had authorized the repurchase of up to 15% of the Fund's outstanding common stock, for purposes of enhancing shareholder value. The Fund's Board had authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading. It is intended both to provide additional liquidity to those shareholders that elect to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintain their investment.

Effective October 22, 1999, the Fund committed to engage in an enhanced and aggressive repurchase program of the Fund's shares whenever those shares trade at more than a nominal discount to net asset value. Shares will be repurchased in open market transactions at prevailing market prices from time to time in a manner consistent with the Fund continuing to seek its investment objective. The repurchase program will be subject to review by the Board of Directors of the Fund.

For the year ended December 31, 2002, the Fund repurchased 17,300 of its shares for a total cost of $334,483 at a weighted average discount of 11.70% from net asset value. The discount of the individual repurchases ranged from 7.11% - 15.58%. For the year ended December 31, 2001, the Fund repurchased 50,975 of its shares for a total cost of $1,947,040 at a weighted average discount of 15.67% from net asset value. The discount of the individual repurchases ranged from 8.26% - 20.86%. No limit has been placed on the number of shares to be purchased by the Fund other than those imposed by federal securities laws. All purchases are made in accordance with federal securities laws, with shares repurchased held in treasury, effective January 1, 2002.

NOTE E. SECURITIES LENDING

To generate additional income, the Fund may lend up to 33 1/3% of its total assets. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn interest on the investment of cash collateral. Loans are subject to termination by the Fund or the borrower at any time, and are therefore, not considered to be illiquid investments. Loans of securities are required at all times to be secured by collateral equal to at least 100% of the market value of securities on loan. However, in the event of default or bankruptcy of the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and collateral maintained by the lender is insufficient to cover the value of loaned securities, the borrower is obligated to pay the amount of the shortfall (and interest thereon) to the Fund. However, there can be no assurance the Fund can recover this amount. The value of securities on loan to brokers and the related collateral received at December 31, 2002 was $83,884 and $86,887, respectively. Any cash collateral received is reinvested into repurchase

--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


agreements, which in turn is collateralized by various U.S. Government and Agency securities.

During the year ended December 31, 2002, the Fund earned $644 in securities lending income which is included under the caption INTEREST in the Statement of Operations.

NOTE F.  COLLATERAL FOR REPURCHASE AGREEMENT

Listed below is the collateral associated with the repurchase agreement with Bear, Stearns & Co. Inc. outstanding at December 31, 2002.

                                PRINCIPAL    AMOUNT           MARKET
ISSUER                           (000'S)    MATURITY          VALUE
------                          ---------  ----------       ---------
United States Treasury Bond
(interest only)                   $1,015      2/15/20       $ 420,017
                                                            =========
NOTE G. FEDERAL INCOME TAXES

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of losses deferred due to wash sales and Post-October losses (as later defined), and excise tax regulations. At December 31, 2002, the components of distributable earnings on a tax basis, for the Fund were as follows:

Capital loss carryforward          $(13,146,000)
Unrealized depreciation              (9,106,564)
                                   ------------
Total loss                         $(22,252,564)
                                   ============
Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year ("Post-October losses"). For the tax period ended December 31, 2002, the Fund did not realize any of these losses.

At December 31, 2002, the Fund had a capital loss carryforward for U.S. federal income tax purposes of $13,146,000 of which $1,587,989 expires in 2008, $10,192,955 expires in 2009 and $1,365,056 expires in 2010.

At December 31, 2002, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $32,867,971, $34,629, $(9,141,193) and $(9,106,564), respectively.

At December 31, 2002, the Fund reclassified $64,793 from net investment loss to paid-in capital and $4,221,130 from distributions in excess of net investment income to paid-in capital, to adjust for current period permanent book/tax differences. In addition, the Fund reclassified a gain of $293,451 from shares repurchased to paid-in capital. Net assets were not affected by these reclassifications. All distributions made in 2002 and 2001 were return of capital for tax purposes.

 REPORT OF INDEPENDENT ACCOUNTANTS

 To the Shareholders and Board of Directors Progressive Return Fund, Inc. New York, New York

 We have audited the accompanying statement of assets and liabilities of Progressive Return Fund, Inc., including the schedule of investments, as of December 31, 2002, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2001 and the financial highlights for each of the nine years in the period then ended have been audited by other auditors, whose report dated February 18, 2002 expressed an unqualified opinion on such financial statement and financial highlights.

 We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Progressive Return Fund, Inc. as of December 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


 TAIT, WELLER & BAKER

 Philadelphia, Pennsylvania February 12, 2003

 RESULTS OF SPECIAL MEETING OF STOCKHOLDERS (UNAUDITED)

On October 11, 2002, the Special Meeting of Stockholders of Progressive Return Fund, Inc. (the "Fund") was held and the following matters were voted upon:

      1. To approve the Merger Agreement and Plan of Reorganization.

             FOR                      AGAINST                  ABSTAIN
           193,069                    580,718                  1,707

      2. In the event that Merger Agreement and Plan or Reorganization is approved, then to amend the Articles of Incorporation to change the name of the Fund from "Progressive Return Fund, Inc." to "Progressive Total Return Fund, Inc."

             FOR                     AGAINST                  ABSTAIN
           764,381                    8,870                    2,243

 TAX INFORMATION (UNAUDITED)

 Progressive Return Fund, Inc. (the "Fund") is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's year end (December 31, 2002) as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. During the year ended December 31, 2002 the following distributions per share were paid by the Fund:

 Payment Date:               1/11/02        3/4/02      5/31/02       7/31/02
 Return-of-Capital:          $ 4.00        $ 8.00       $ 2.00        $ 0.2675

 Payment Date:         8/30/02     9/30/02     10/31/02     11/29/02   12/31/02
 Return-of-Capital:   $ 0.2675    $ 0.2675     $ 0.2675     $ 0.2675   $ 0.2675

 These distributions represent a return of your investment and those distributions made prior to May 31, 2002 have been adjusted for the one-for-four reverse stock split that was effective May 6, 2002. As return-of-capital distributions, they are not taxed as ordinary income dividends and are sometimes referred to as tax-free dividends or nontaxable distributions. A return-of-capital distribution reduces th e cost basis of your shares in the Fund. Notification for calendar year 2002 was mailed in January 2003. The notification along with Form 1099-DIV reflects the amount to be used by calendar year taxpayers on their U.S. federal income tax returns.

 Foreign shareholders generally will not be subject to U.S. withholding tax on the amount of their non-taxable distributions.

 In general, distributions received by tax exempt recipients (e.g., IRA's and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g. corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

 Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

ADDITIONAL INFORMATION REGARDING THE FUND'S DIRECTORS AND OFFICERS (UNAUDITED)

                                  POSITION(S)         PRINCIPAL OCCUPATION                               POSITION WITH
NAME AND ADDRESS (AGE)            HELD WITH FUND      OVER LAST 5 YEARS                                  FUND SINCE
----------------------------------------------------------------------------------------------------------------------------
Ralph W. Bradshaw* (52)           Chairman of the     President, Director and Shareholder of            1999; current term
One West Pack Square              Board of            Cornerstone Advisors, Inc.; Financial             ends at the 2005
Suite 1650                        Directors and       Consultant; Vice President, Deep Discount         Annual Meeting.
Asheville, NC       28801         President           Advisors, Inc. (1993-1999); Previous
                                                      Director of The Austria Fund, Inc.;
                                                      Director of The SMALLCap Fund, Inc.,
                                                      Cornerstone Total Return Fund, Inc., and
                                                      Cornerstone Strategic Value Fund, Inc.

Thomas H. Lenagh (80)             Director            Chairman of the Board of Inrad Corp.;             2001; current
13 Allen's Corner Rd.                                 Independent Financial Adviser; Director of        term ends at the
Flemington, NJ 08822                                  Cornerstone Strategic Value Fund, Inc.,           2004 Annual
                                                      Cornerstone Total Return Fund, Inc.,              Meeting.
                                                      Gintel Fund, The Adams Express
                                                      Company and Petroleum and Resources
                                                      Corporation

Edwin Meese III (71)              Director            Distinguished Fellow, The Heritage                2001; current
The Heritage Foundation                               Foundation, Washington D.C.;                      term ends at the
214 Massachusetts Ave. NE                             Distinguished Visiting Fellow at the              2005 Annual
Washington D.C. 20002                                 Hoover Institution, Stanford University;          Meeting.
                                                      Distinguished Senior Fellow at the
                                                      Institute of United States Studies,
                                                      University of London; Formerly U.S.
                                                      Attorney General under President Ronald
                                                      Reagan; Director of Cornerstone Total
                                                      Return Fund, Inc. and Cornerstone
                                                      Strategic Value Fund, Inc.





ADDITIONAL INFORMATION REGARDING THE FUND'S DIRECTORS AND OFFICERS (UNAUDITED) (CONTINUED)

                                  POSITION(S)         PRINCIPAL OCCUPATION                              POSITION WITH
NAME AND ADDRESS (AGE)            HELD WITH FUND      OVER LAST 5 YEARS                                 FUND SINCE
----------------------------------------------------------------------------------------------------------------------------
Scott B. Rogers (47)              Director            Chief Executive Officer, Asheville                2000; current
30 Cumberland Ave.                                    Buncombe Community Christian Ministry;            term ends at the
Asheville, NC       28801                             President, ABCCM Doctor's Medical                 2003 Annual
                                                      Clinic; Director, Southeastern Jurisdiction       Meeting.
                                                      Urban Networkers; Director, A-B Vision
                                                      Board, Appointee, NC Governor's
                                                      Commission on Welfare to Work;
                                                      Chairman and Director, Recycling
                                                      Unlimited; Director, Interdenominational
                                                      Ministerial Alliance; Director of
                                                      Cornerstone Strategic Value Fund, Inc. and
                                                      Cornerstone Total Return Fund, Inc.

Andrew A. Strauss (49)          Director              Attorney and senior member of Strauss &           2000; current
77 Central Avenue                                     Associates, P.A., Attorneys, Asheville and        term ends at the
Suite F                                               Hendersonville, NC; previous President of         2004 Annual
Asheville, NC      28801                              White Knight Healthcare, Inc. and LMV             Meeting.
                                                      Leasing, Inc., a wholly owned subsidiaryof
                                                      Xerox Credit Corporation; Director of
                                                      Cornerstone Strategic Value Fund, Inc.,
                                                      Cornerstone Total Return Fund, Inc., The
                                                      SMALLCap Fund, Inc., Memorial Mission
                                                      Hospital Foundation, Deerfield Episcopal
                                                      Retirement Community and Asheville
                                                      Symphony.

Glenn W. Wilcox, Sr. (71)          Director           Chairman of the Board and Chief                   2000; current
One West Pack Square                                  Executive Officer of Wilcox Travel                term ends at
Suite 1700                                            Agency, Inc.; Director, Champion                  the 2003
Asheville, NC      28801                              Industries, Inc.; Chairman of Tower               Annual
                                                      Associates, Inc. (a real estate venture);         Meeting.
                                                      Director, Wachovia Corp.; Board Trustee
                                                      and Chairman, Appalachian State
                                                      University; Board Trustee and Director,
                                                      Mars Hill College; Director of The
                                                      SMALLCap Fund, Inc., Cornerstone
                                                      Strategic Value Fund, Inc., and
                                                      Cornerstone Total Return Fund, Inc.


ADDITIONAL INFORMATION REGARDING THE FUND'S DIRECTORS AND OFFICERS (UNAUDITED) (CONCLUDED)

                                  POSITION(S)         PRINCIPAL OCCUPATION                          POSITION WITH
NAME AND ADDRESS (AGE)            HELD WITH FUND      OVER LAST 5 YEARS                             FUND SINCE
----------------------------------------------------------------------------------------------------------------------------
Gary A. Bentz* (46)               Director, Vice   Chief Financial Officer and Shareholder of           Director since
One West Pack Square              President and    Cornerstone Advisors, Inc.; Previous                 2002; current term
Suite 1650                        Treasurer        Director of The Austria Fund, Inc.; Financial        ends at the 2003
Asheville, NC       28801                          Consultant, Certified Public Accountant;             Annual Meeting,
                                                   Chief Financial Officer of Deep Discount             Vice President and
                                                   Advisors, Inc. (1993-2000); Director, Vice           Treasurer since
                                                   President and Treasurer of Cornerstone               2001
                                                   Total Return Fund, Inc. and Cornerstone
                                                   Strategic Value Fund, Inc.

Thomas R. Westle (49)             Secretary        Partner, Spitzer & Feldman P.C. (May                 2000
405 Park Avenue                                    1998-present); Secretary of Cornerstone
New York, NY 10022                                 Strategic Value Fund, Inc. and Cornerstone
                                                   Total Return Fund, Inc.






* Designates a director who is an "interested person" of the Fund as defined by the Investment Company Act of 1940. Messrs. Bradshaw and B entz are int erestedp ersons of th e Fund by virtue of their current positions with the Investment Manager of the Fund.

DESCRIPTION OF DIVIDEND REINVESTMENT & CASH PURCHASE PLAN (UNAUDITED)

Shareholders who have Shares registered directly in their own names automatically participate in the Fund's Dividend Reinvestment & Cash Purchase Plan (the "Plan"), unless and until an election is made to withdraw from the Plan on behalf of such participating shareholders. Shareholders who do not wish to have distributions automatically reinvested should so notify American Stock Transfer & Trust Co. (the "Agent") at 59 Maiden Lane, New York, NY 10038. Under the Plan, all of the Fund's dividends and other distributions to shareholders are reinvested in full and fractional Shares as described below.

When the Fund declares an income dividend or a capital gain or other distribution (each, a "Dividend" and collectively, "Dividends"), the Agent, on the shareholders' behalf, will: (i) receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock ("Newly Issued Shares") or, (ii) at the sole discretion of the Board of Directors, be authorized to purchase outstanding shares on the open market, on the American Stock Exchange or elsewhere, with cash allocated to it by the Fund ("Open Market Purchases").

Shares acquired by the Agent in Open Market Purchases will be allocated to the reinvesting shareholders based on the average cost of such Open Market Purchases. Alternatively, the Agent will allocate Newly Issued Shares to the reinvesting shareholders at a price equal to the average closing price of the Fund over the five trading days preceding the payment date of such dividend.

Registered shareholders who acquire their shares through Open Market Purchases and who do not wish to have their Dividends automatically reinvested should so notify the Fund in writing. If a Shareholder has not elected to receive cash Dividends and the Agent does not receive notice of an election to receive cash Dividends prior to the record date of any dividend, the shareholder will automatically receive such Dividends in additional Shares.

Participants in the Plan may withdraw from the Plan by providing written notice to the Agent at least 30 days prior to the applicable Dividend payment date. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares credited to his/her account under the Plan will, upon request, be issued. Whether or not a participant requests that certificates for whole shares be issued, a cash payment will be made for any fraction of a Share credited to such account.

The Agent will maintain all shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of each Plan participant in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. Each participant, nevertheless, has the right to receive certificates for whole shares owned. The Agent will distribute all proxy solicitation materials to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating in the Plan, the Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the Shareholder's name and held for the account of beneficial owners participating in the Plan.

There will be no charge to participants for reinvesting Dividends other than their share of brokerage commissions as discussed below. The Agent's fees for administering the Plan and handling the reinvestment of Dividends will be paid by the Fund. Each participant's account will be DESCRIPTION OF DIVIDEND REINVESTMENT & CASH PURCHASE PLAN (UNAUDITED) (CONCLUDED) charged a pro-rata share of brokerage commissions incurred with respect to the Agent's Open Market Purchases in connection with the reinvestment of Dividends.

Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Agent will be purchasing shares for all the participants in blocks and pro-rating the lower commission that may be attainable.

The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable on such Dividends. Participants who receive shares pursuant to the Plan as described above will recognize taxable income in the amount of the fair market value of those shares. In the case of non-U.S. participants whose Dividends are subject to U.S. income tax withholding and in the case of participants subject to 30% federal backup withholding, the Agent will reinvest Dividends after deduction of the amount required to be withheld.

The Fund reserves the right to amend or terminate the Plan by written notice to participants. All correspondence concerning the Plan should be directed to the Agent at the address referred to in the first paragraph of this section.

SUMMARY OF GENERAL INFORMATION


The Fund - Progressive Return Fund, Inc. is a closed-end, non-diversified management investment company whose shares trade on the American Stock Exchange. Its investment objective is to seek total return, consisting of capital appreciation and current income by investing primarily all of its assets in equity securities of U.S. and non-U.S. issuers whose securities trade on a U.S. securities exchange or over the counter or as American Depositary Receipts or other forms of depositary receipts which trade in the United States. The Fund is managed by Cornerstone Advisors, Inc.


SHAREHOLDER INFORMATION

Effective February 21, 2003, the Fund is listed on the American Stock Exchange (symbol "PGF"). The share price is published in: THE NEW YORK TIMES (daily) under the designation "ProgRetFd" and THE WALL STREET JOURNAL (daily) and BARRON'S (each Monday) under the designation "PrgrssvRetFd." The net asset value per share is published under "Closed-End Funds" each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S under the designation "ProgresvFd ."

--------------------------------------------------------------------------------
NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT PROGRESSIVE RETURN FUND, INC. MAY FROM TIME TO TIME PURCHASE SHARES OF ITS CAPITAL STOCK IN THE OPEN MARKET.
--------------------------------------------------------------------------------

 PRIVACY POLICY NOTICE


The following is a description of Progressive Return Fund, Inc.'s (the "Fund") policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS. The Fund collects the following nonpublic personal information about you:

      1. Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

      2. Information about the Consumer's transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES. The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

PROGRESSIVE RETURN FUND, INC.


================================================================================

DIRECTORS AND CORPORATE OFFICERS
Ralph W. Bradshaw           Chairman of the Board of
                            Directors and
                             President
Gary A. Bentz               Director, Vice President
                             and Treasurer
Thomas H. Lenagh            Director
Edwin Meese III             Director
Scott B. Rogers             Director
Andrew A. Strauss           Director
Glenn W. Wilcox, Sr.        Director
Thomas R. Westle            Secretary

                            STOCK TRANSFER AGENT AND
INVESTMENT MANAGER           REGISTRAR

Cornerstone Advisors, Inc.  American Stock Transfer
One West Pack Square         & Trust Co.
Suite 1650                  59 Maiden Lane
Asheville, NC 28801         New York, NY   10038

ADMINISTRATOR               INDEPENDENT ACCOUNTANTS
Bear Stearns Funds          Tait, Weller & Baker
 Management Inc.            1818 Market Street
383 Madison Avenue          Suite 2400
New York, NY 10179          Philadelphia, PA 19103

CUSTODIAN                   LEGAL COUNSEL
Custodial Trust Company     Spitzer & Feldman P.C.
101 Carnegie Center         405 Park Avenue
Princeton, NJ 08540         New York, NY 10022

EXECUTIVE OFFICES
383 Madison Avenue
New York, NY 10179


For shareholder inquiries, registered shareholders should call (800) 937-5449. For general inquiries, please call (212) 272-2093.




                             [GRAPHIC OMITTED HERE]




This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report. PROGRESSIVE RETURN FUND, INC.